March 26, 2015

ULTIMUS MANAGERS TRUST

Galapagos Partners Select Equity Fund

Supplement to the Prospectus
Dated December 22, 2014

This supplement updates certain information contained in the Prospectus for Galapagos Partners Select Equity Fund (the "Fund"). For more information or to obtain a copy of the Fund's Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-866-896-9292.

The following replaces in its entity the subsection entitled "Through Your Broker or Financial Institution" under the section "How to Buy Shares" beginning on page 14 of the Prospectus:

"Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares."

Investors should retain this supplement for future reference.